UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):July 23, 2024
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RALLYBIO CORPORATION
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	234 Church Street, Suite 1020 New Haven, Connecticut	06510
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 203 859-3820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2024, Martin Mackay, Ph.D., informed the Board of Directors (the Board) of Rallybio Corporation (Rallybio) that he will resign his Executive Chairman role and his employment with Rallybio, effective December 31, 2024. Following termination of his employment, Dr. Mackay will remain a director of Rallybio and serve as Chairman of the Board. No severance will be paid to Dr. Mackay in connection with his resignation of employment.

Rallybio and Dr. Mackay expect to enter into a Consulting Agreement on January 1, 2025. (the Consulting Agreement). The Consulting Agreement provides that Dr. Mackay will serve as a consultant to Rallybio from January 1, 2025 until January 1, 2026. The consulting period may be extended upon mutual agreement. The Consulting Agreement may be terminated by either Rallybio or Dr. Mackay with sixty days' advance notice at any time. During the consulting period, Dr. Mackay will be an independent contractor and receive a consulting fee of $18,750 per month during the initial consulting period. The consulting fee is payable in monthly installments in arrears. Dr. Mackay's equity awards will continue to vest in accordance with their existing terms due to his service as a director. The Consulting Agreement provides that in the event of a Change of Control (as defined in the Consulting Agreement), Dr. Mackay's equity awards that are outstanding as of December 31, 2024 will become immediately vested.

The foregoing description of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of such agreement. A copy of the Form of Consulting Agreement between Rallybio and Dr. Mackay, expected to be executed on January 1, 2025, is filed with this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.1	Form of Consulting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date:	July 23, 2024	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer and Treasurer